UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 16, 2013

Independence Realty Trust, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-36041	26-4567130
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Cira Centre, 2929 Arch Street, 17th Floor, Philadelphia, Pennsylvania		19104
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(215) 243-9000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On October 16, 2013, Independence Realty Operating Partnership, LP, or the buyer, entered into an agreement of purchase and sale, or the purchase agreement, with Kola Investments, LLC, or the seller, regarding a portfolio of five apartment properties located in Oklahoma and referred to in this report as the Oklahoma portfolio. The buyer is the operating partnership of Independence Realty Trust, Inc., or the registrant. The seller is not affiliated with the registrant or its affiliates.

Pursuant to the terms and conditions of the purchase agreement, the purchase price for the Oklahoma portfolio is $65,000,000 payable as follows: (1) a deposit of $650,000 comprised of an initial deposit of $250,000 paid at signing and an additional deposit of $400,000 to be paid after the expiration of the due diligence period on November 15, 2013, (2) the assumption by the buyer at the consummation of the acquisition contemplated by the purchase agreement, or the closing, of indebtedness, or the loan, to which the Oklahoma portfolio and seller are subject with an outstanding principal balance of approximately $46,100,000 at October 16, 2013 and (3) the balance of the purchase price, after any adjustments for apportionments, taxes and the payment of expenses provided for in the purchase agreement, in cash.

Description of the Oklahoma Portfolio

The apartment properties comprising the Oklahoma portfolio are described below.

The Augusta Apartments, or Augusta. Augusta is located in the Northwest submarket of Oklahoma City, Oklahoma, 10 miles northwest of the city’s central business district. Augusta is situated at the Lake Hefner Parkway interchange of the John Kilpatrick Turnpike providing access to the Oklahoma City’s main east west arterial interstate. Augusta is a garden style Class B apartment community with 197 units located in 10 two and three-story buildings. The unit mix includes 160 one-bedroom, one-bathroom units and 37 two-bedroom, two-bathroom units with an average size of 778 square feet. Unit amenities include fireplaces, washer and dryers and, in select units, vaulted ceiling and sunrooms. Property amenities include a swimming pool, sand volleyball court, clubhouse with fitness center and covered parking. The property’s occupancy rate as of September 30, 2013 was 92%.

Heritage Park Apartments, or Heritage. Heritage is located in the Northwest submarket of Oklahoma City, Oklahoma, 10 miles northwest of the city’s central business district. Heritage is situated equidistant to both the Lake Hefner Parkway and the Broadway Extension Highway interchanges of the John Kilpatrick Turnpike. Heritage is a garden style Class B apartment community with 453 units located in 36 two-story buildings on 24 acres. The unit mix includes 184 one-bedroom, one-bathroom units, 40 two-bedroom, one-bathroom units, 212 two-bedroom, two bathroom units and 17 three-bedroom, two bath-room units with an average size of 875 square feet. Unit amenities include washer and dryers and, in select units, vaulted ceiling, sunrooms and fireplaces. Property amenities include two swimming pools, two playground areas, an executive business center and covered parking. The property’s occupancy rate as of September 30, 2013 was 88%.

The Invitational Apartments, or Invitational. Invitational is located in the Northwest submarket of Oklahoma City, Oklahoma, 10 miles northwest of the city’s central business district. Invitational is situated just off of Lake Hefner Parkway on NW 122nd Street in close proximity to the Lake Hefner interchange of the John Kilpatrick Turnpike. Invitational is a garden style Class B apartment community with 344 units located in 19 two-story buildings on 10.9 acres. The unit mix includes 264 one-bedroom, one-bathroom units, and 80 two-bedroom, two bathroom units with an average size of 743 square feet. Unit amenities include washer and dryers and, in select units, fireplaces, built in bookshelves, water views and wine racks. Property amenities include a swimming pool, clubhouse with fitness center, lighted tennis court and a walking path. The property’s occupancy rate as of September 30, 2013 was 96%.

Raindance Apartments, or Raindance. Raindance is located in the Northwest submarket of Oklahoma City, Oklahoma, 10 miles northwest of the city’s central business district. Raindance is situated equidistant to both the Lake Hefner Parkway and the Broadway Extension Highway interchanges of the John Kilpatrick Turnpike. Raindance is a garden style Class B apartment community with 504 units located in 31 two-story buildings on 21.8 acres. The unit mix includes 392 one-bedroom, one-bathroom units, and two-bedroom, two bathroom units with an average size of 651 square feet. Unit amenities include washer and dryers and, in select units, fireplaces, ceiling fans and walk in closets. Property amenities include a swimming pool, clubhouse with fitness center, lighted tennis court, laundry facility and covered parking. The property’s occupancy rate as of September 30, 2013 was 97%.

Windrush Apartments, or Windrush. Windrush is located in the city of Edmond, approximately 12 miles north of Oklahoma City’s central business district. The property is located one block west of Broadway, the major roadway that connects Edmond with the Kilpatrick Turnpike. Windrush is a garden style Class B apartment community with 160 units located in 17 two-story buildings on 9.5 acres. The unit mix includes 48 one-bedroom, one-bathroom units, 96 two-bedroom, two bathroom units and 16 three bedroom, two bathroom units with an average size of 813 square feet. Unit amenities include washer and dryers and fireplaces and, in select units, ceiling fans and outdoor storage. Property amenities include a swimming pool and heated spa, clubhouse with fitness center, lighted tennis court, indoor and outdoor basketball courts, a racquetball court, playground and walking paths. The property’s occupancy rate as of September 30, 2013 was 99%.

Forward-Looking Statements

The registrant cannot provide any assurances that the buyer will complete the acquisition contemplated by the purchase agreement. The closing is subject to customary terms and conditions and the buyer may terminate the purchase agreement with or without cause prior to the expiration of the due diligence period, in which event the deposit would be returned to the buyer. After expiration of the due diligence period, if the buyer terminates without cause, the deposit will be non-refundable.

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to the acquisition described herein, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. Such statements are based on current expectations and assumptions with respect to, among other things, future economic, competitive and market conditions and future business decisions that may prove incorrect or inaccurate. Important factors that could cause actual results to differ materially from those in the forward looking statements include the risks associated with the buyer’s ability to assume the loan, consummate the acquisition and other risks described in the "Risk Factors" section of the registrant’s most recent prospectus filed pursuant to Rule 424(b) under the Securities Act and the registrant’s Annual Report on Form 10-K for the year ended December 31, 2012 and its other filings with the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Independence Realty Trust, Inc.

October 22, 2013	By:	/s/ James J. Sebra

Name: James J. Sebra
Title: Chief Financial Officer and Treasurer